Investor Presentation December 2021 Exhibit 99.2

This presentation (the “Presentation”) contemplates a proposed business combination (the “Transaction”) involving Gores Holdings VIII, Inc. (“Gores Holdings VIII”) and Footprint International Holdco, Inc. (“Footprint”), is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to the Transaction and for no other purpose. An investment in furtherance of the Transaction should be made only after careful review of the information contained herein and in any other offering materials related to the Transaction. Confidentiality The information in this Presentation is highly confidential and intended for the recipient hereof only. The distribution of this Presentation by an authorized recipient to any other person is unauthorized. Any photocopying, disclosure, reproduction or alteration of the contents of this Presentation and any forwarding of a copy of this Presentation or any portion of this Presentation to any person is prohibited. The recipient of this Presentation shall keep this Presentation and its contents confidential, shall not use this Presentation and its contents for any purpose other than as expressly authorized by The Gores Group, LLC and affiliates (collectively with Gores Holdings VIII, “Gores”) and shall be required to return or destroy all copies of this Presentation or portions thereof in its possession promptly following request for the return or destruction of such copies. By accepting delivery of this Presentation, the recipient is deemed to agree to the foregoing confidentiality requirements. To the extent that you have executed a non-disclosure agreement with Gores in connection with the Transaction and your potential participation therewith, this Presentation is further covered by the terms thereof, including that this Presentation is Evaluation Material (as defined therein) for the purposes of such agreement. No Representations or Warranties The information contained herein does not purport to be all-inclusive and none of Gores, Footprint or their respective affiliates makes any representation or warranty, express or implied, in respect of this Presentation, including any representations or warranties as to the accuracy, completeness or reliability of the information contained in this Presentation. The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions. Upon receipt of this Presentation, you acknowledge that you are familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder. You are also being advised that the United States securities laws restrict persons with material non-public information about a company obtained directly or indirectly from that company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information. To the fullest extent permitted by law, in no circumstances will Gores, Footprint or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Footprint or the Transaction. Viewers of this Presentation should each make their own evaluation of Footprint and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Nothing herein should be construed as legal, financial, tax, accounting, investment or other advice or a recommendation. You should consult your own advisers concerning any legal, financial, tax, accounting, investment or other considerations concerning the opportunity described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. No Offer or Solicitation This Presentation is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Gores Holdings VIII, Footprint or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended. Forward-Looking Statements Certain statements in this Presentation may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and within the meaning of the federal securities laws with respect to the proposed business combination between the Gores Holdings VIII and Footprint, including statements regarding the benefits of the proposed business combination, the anticipated timing of the proposed business combination, the likelihood and ability of the parties to successfully consummate the proposed business combination and the PIPE investment, the amount of funds available in the trust account as a result of shareholder redemptions or otherwise, the services offered by Footprint and the markets in which Footprint operates, business strategies, debt levels, industry environment, potential growth opportunities, the effects of regulations and Gores Holdings VIII’s or Footprint’s projected future results. These forward-looking statements generally are identified by the words “believe,” “predict,” “project,” “potential,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “forecast,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “should,” “will be,” “will continue,” “will likely result,” and similar expressions (including the negative versions of such words or expressions). Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of Gores Holdings VIII securities; (ii) the risk that the proposed business combination may not be completed by Gores Holdings VIII’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Gores Holdings VIII; (iii) the failure to satisfy the conditions to the consummation of the proposed business combination and PIPE investment, including the approval of the proposed business combination by Gores Holdings VIII’s stockholders, the satisfaction of the minimum trust account amount following redemptions by Gores Holdings VIII’s public stockholders and the receipt of certain governmental and regulatory approvals; (iv) the failure to obtain financing to complete the proposed business combination, including to consummate the PIPE investment, (v) the effect of the announcement or pendency of the proposed business combination on Footprint’s business relationships, performance, and business generally; (vi) risks that the proposed business combination disrupts current plans of Footprint and potential difficulties in Footprint’s employee retention as a result of the proposed business combination; (vii) the outcome of any legal proceedings that may be instituted against Gores Holdings VIII or Footprint related to the agreement and plan of merger or the proposed business combination; (viii) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination (ix) the ability to maintain the listing of the Gores Holdings VIII’s securities on the NASDAQ; (x) the price of Gores Holdings VIII’s securities, including volatility resulting from changes in the competitive and highly regulated industries in which Footprint plans to operate, variations in performance across competitors, changes in laws and regulations affecting Footprint’s business and changes in the combined capital structure; (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities; and (xii) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statement” in Gores Holdings VIII final prospectus relating to its initial public offering (File No. 333-252483) declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on February 24, 2021. The foregoing list of factors is not exhaustive. There may be additional risks that neither Gores Holdings VIII or Footprint presently know or that Gores Holdings VIII or Footprint currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in Gores Holdings VIII’s definitive proxy statement contained in the Registration Statement (as defined below), including those under “Risk Factors” therein, and other documents filed by Gores Holdings VIII from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Gores Holdings VIII and Footprint assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Gores Holdings VIII nor Footprint gives any assurance that either Gores Holdings VIII or Footprint will achieve its expectations. Disclaimer

Use of Projections This Presentation contains financial forecasts with respect to Footprint’s projected financial results, including revenue. Footprint’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Transcript, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Footprint or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Actual results may differ as a result of the completion of the Footprint’s financial reporting period closing procedures, review adjustments and other developments that may arise between now and the time such financial information for the period is finalized. As a result, these estimates are preliminary, may change and constitute forward-looking information and, as a result, are subject to risks and uncertainties. Neither Footprint’s nor Gores Holdings VIII’s independent registered accounting firm has audited, reviewed or compiled, examined or performed any procedures with respect to the preliminary results, nor have they expressed any opinion or any other form of assurance on the preliminary financial information. Industry and Market Data The information contained herein may include information provided by third parties. Any estimates or projections contained herein involve elements of subjective judgment and analysis that may or may not prove to be accurate. Neither Gores nor Footprint has independently verified the accuracy, completeness, timeliness or availability of any such third-party information. None of Gores, Footprint, their respective affiliates or any third parties that provide information to Gores, Footprint or their respective affiliates, such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information or are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. Gores may have supplemented this information where necessary with its own internal estimates, taking into account publicly available information about other industry participants. None of Gores, Footprint or their respective affiliates gives any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. While such information is believed to be reliable for the purposes used herein, none of Gores, Footprint or their respective affiliates or any of their respective directors, officers, employees, members, partners, stockholders, or agents makes any representation or warranty with respect to the accuracy of such information. Additional Information and Where to Find It In connection with the proposed business combination, Gores Holdings VIII intends to file a registration statement on Form S-4 (the “Registration Statement”) that is expected to include a preliminary prospectus and preliminary proxy statement of Gores Holdings VIII. The definitive proxy statement/final prospectus and other relevant documents will be sent to all Gores Holdings VIII stockholders as of a record date to be established for voting on the proposed business combination and the other matters to be voted upon at a meeting of Gores Holdings VIII’s stockholders to be held to approve the proposed business combination and other matters (the “Special Meeting”). Gores Holdings VIII may also file other documents regarding the proposed business combination with the SEC. The definitive proxy statement/final prospectus will contain important information about the proposed business combination and the other matters to be voted upon at the Special Meeting and may contain information that an investor will consider important in making a decision regarding an investment in Gores Holdings VIII’s securities. Before making any voting decision, investors and security holders of Gores Holdings VIII and other interested parties are urged to read the Registration Statement and the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed business combination as they become available because they will contain important information about the proposed business combination. The definitive proxy statement/final prospectus will be mailed to stockholders of Gores Holdings VIII as of a record date to be established for voting on the business combination. Investors and security holders will also be able to obtain free copies of the definitive proxy statement/final prospectus and all other relevant documents filed or that will be filed with the SEC by Gores Holdings VIII through the website maintained by the SEC at www.sec.gov, or by directing a request to Gores Holdings VIII, Inc., 6260 Lookout Road, Boulder, CO 80301, attention: Jennifer Kwon Chou or by contacting Morrow Sodali LLC, Gores Holdings VIII’s proxy solicitor, for help, toll-free at (800) 662-5200 (banks and brokers can call collect at (203) 658-9400). INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. Participants in Solicitation Gores Holdings VIII, Footprint and certain of their respective directors, executive officers may be deemed participants in the solicitation of proxies from Gores Holdings VIII’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers of Gores Holdings VIII and a description of their interests in Gores Holdings VIII is set forth in Gores Holdings VIII’s filings with the SEC (including Gores Holdings VIII’s final prospectus relating to its initial public offering (File No. 333-252483) declared effective by the SEC on February 24, 2021). Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed business combination may be obtained by reading the Registration Statement regarding the proposed business combination when it becomes available. The documents described in this paragraph are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Gores Holdings VIII, Inc., 6260 Lookout Rd., Boulder, CO 80301, attention: Jennifer Kwon Chou. Additional information regarding the names and interests of such participants will be contained in the Registration Statement for the proposed business combination when available. No Offer and Non-Solicitation This Presentation is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Gores Holdings VIII, Footprint or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended. Trademarks and Trade Names This Presentation contains trademarks, service marks, copyrights and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, copyrights, trade names or products in this Presentation is not intended in, and does not imply, a relationship with Gores, Footprint or any of their respective affiliates, or an endorsement or sponsorship by or of Gores, Footprint or such affiliates. Solely for convenience, the trademarks, service marks, copyrights and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Gores, Footprint, their respective affiliates or any third parties whose trademarks are referenced herein will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor in these trademarks, service marks, copyrights and trade names. Third-party logos herein may represent past customers, present customers or may be provided simply for illustrative purposes only. Inclusion of such logos does not necessarily imply affiliation with or endorsement by such firms or businesses. There is no guarantee that either Gores or Footprint will work, or continue to work, with any of the firms or businesses whose logos are included herein in the future. Disclaimer (continued)

Financial Information; Non-GAAP Financial Terms Other than the financial information presented on pages 57 - 59 (the “audited financials”), (i) the financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated by the SEC, (ii) no independent registered public accounting firm has audited, reviewed, compiled, or performed any procedures with respect to the combined financial information of Footprint for the purpose of inclusion in this Presentation, and, accordingly, neither Gores nor Footprint expresses an opinion or provides any other form of assurance with respect thereto for the purpose of this Presentation. Accordingly, such information and data may not be included in, may be adjusted in, or maybe presented differently in, any registration statement or proxy statement or other report or document to be filed or furnished by Gores Holdings VIII with the SEC. The audited financials have only been reviewed under private company standards and have not undergone a public company audit. Updating for public company disclosure requirements will likely include changes to certain classifications and disclosures as well as other adjustments resulting from the public company audit. An audit of Footprint’s consolidated financial statements in accordance with the requirements of the Public Company Accounting Oversight Board (“PCAOB”) is in process and such financial statements will be included in the registration statement related to the business combination. Accordingly, the historical financial information included in the audited financials should be considered preliminary and subject to adjustment in connection with the completion of the PCAOB audit. Footprint’s results and financial condition as reflected in the financial statements included in the registration statement may be adjusted or presented differently from the historical financial information included herein, and the differences could be material. This Presentation includes certain projections of financial measures not presented in accordance with generally accepted accounting principles (“GAAP”). These non-GAAP financial measures are not measures of future financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing Footprint’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that Footprint’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. Footprint believes these non-GAAP measures of projected financial results provide useful information to management and investors regarding certain financial and business trends relating to Footprint’s financial condition and results of operations. Footprint believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing Footprint’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, Footprint is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included. Disclaimer (continued)

Presenters and senior leadership

Footprint

Don Thompson
Chairman



- Founder and CEO of Cleveland Avenue, a venture capital firm that invests in food and beverage brands, and technologies that positively disrupt large and growing markets
- Former President & CEO of McDonald's Corporation
- Board member of Royal Caribbean and The Northern Trust Company
- Former director of McDonald's Corporation, Exelon Corporation and Beyond Meat
- Former advisory board member of DocuSign

Troy Swope
Co-Founder & CEO



- Co-founder and CEO of Footprint, leading world-class engineers, scientists, and environmentalists on a mission to rid the world of single-use plastics
- Founded Unisource Global Solutions, disrupted EPS and EPE foam industry by creating sustainable packaging for consumer electronics
- Award-winning engineer at Intel where he introduced new materials science methodologies that resulted in a $350M manufacturing cost savings

Brad Lukow
CFO



- Joined in April 2020 and has a proven track record as a public company CFO
- Most recently served as co-CEO and CFO of Sprouts Farmers Market
- Previously EVP and CFO of Shoppers Drug Mart (Shoppers)
- Previously held public accounting roles at Arthur Young and Ernst & Young
- CPA and holds BA in Honors Business Administration from Western University in Canada

Gores Holdings VIII

Alec Gores
Chairman



- Founder, Chairman and CEO of The Gores Group
- 40+ years of experience as an entrepreneur and dealmaker; invested in 130+ companies across diverse sectors
- Chairman of Gores Holdings ("GH") VII and GH VIII, Gores Technology Partners ("GTP"), GTP II and Gores Guggenheim; CEO of Gores Metropoulos II
- Previously Chairman of GH (Hostess), GH II (Verra), GH III (PAE), GH IV (UWM), GH V (AMP) and GH VI (Matterport); CEO of Gores Metropoulos (Luminar)

Mark Stone
CEO



- Senior Managing Director of The Gores Group
- Currently CEO of GH VII, GH VIII and Gores Guggenheim
- Previously CEO of GH (Hostess), GH II (Verra), GH III (PAE), GH IV (UWM), GH V (AMP) and GH VI (Matterport)
- Previously worked at Boston Consulting Group

FOOTPRINT 5

The Gores SPAC franchise has a stellar track record

Proven SPAC track record	• **$58B of transaction value** across nine completed/ announced transactions • **$7.1B of new cash equity** delivered across nine completed/announced transactions • **13 SPACs** raised to date, totaling $5.7B (prior to PIPE commitments)
Alignment with key stakeholders	• **Footprint shareholders:** compelling valuation and upside potential from rollover shares and earnout • **New investors:** attractive entry valuation with long-term return potential • **Sponsor alignment:** $790M of capital committed by Gores Sponsor & affiliates in nine completed/announced transactions
An attractive opportunity for prospective targets	• **Nominal redemptions** across seven completed transactions • **Significant experience** boosts transaction execution from upfront diligence through closing • **Proven record** of providing expedited access to liquidity, capital and value creation

SPAC	Target	Transaction close	Transaction value	Proceeds delivered	Redemption rate
Gores Holdings	Hostess	November 2016	$2.3B	$725M	0%
Gores Holdings II	Verra Mobility	October 2018	$2.4B	$800M	<1%
Gores Holdings III	PAE	February 2020	$1.5B	$620M	0%
Gores Metropoulos	Luminar	December 2020	$2.9B	$590M	0%
Gores Holdings IV	UWM	January 2021	$16.1B	$925M	0%
Gores Holdings V	Ardagh Metal Packaging	August 2021	$8.5B	$1,000M	24%
Gores Holdings VI	Matterport	July 2021	$2.3B	$640M	0%
Gores Metropoulos II	Sonder	Q1 2022[(a)]	$1.9B	$760M[(a)]	N/A[(a)]
Gores Guggenheim	Polestar	Q1 2022[(a)]	$20.0B	$1,050M[(a)]	N/A[(a)]

Note: An investment in Gores Holdings VIII or Footprint is not an investment in any other current or previous special purpose acquisition company sponsored by affiliates of The Gores Group (the "SPACs"). The historical results of the SPACs, including those represented in this presentation, are not necessarily indicative of future performance of Gores Holdings VIII or Footprint. Redemption rate for AMP shown net of any backstop investments

(a) Sonder and Polestar transactions were announced in April 2021 and September 2021, respectively, and are expected to close in Q1 2022. Proceeds delivered assumes zero redemptions in both transactions.

FOOTPRINT 6

Agenda 1 Company overview: Addressing the plastic disaster 2 Investment highlights 3 Customer interviews 4 Operation and execution 5 Financial summary 6 Transaction overview

Section 1 Company overview: Addressing the plastic disaster

Introduction Video: https://vimeo.com/605070051/1351f47292

We exist to create a healthy planet

FOOTPRINT

Grow core business, innovate, standardize, move the market

Develop new value-added services and innovations

1 Eliminate single-use plastics

Business area:
- Plastic elimination
- CO^2 and energy savings
- Zero waste solutions
- 100% PFAS free oil barriers
- Expand MFG footprint

Occurring now

2 Extended shelf life

Business area:
- Anti-microbial coatings for produce and meat trays
- Fiber and coatings to deliver modified atmosphere
- K-Cups, water bottles, and shampoo containers

Occurring now

3 Consultative services as another revenue stream

Business area:
- ESG guidance
- Municipality and customer EOL / materials consulting
- Compost and footprint certifications

2023

4 Enhanced solutions for new markets

Business area:
- Diapers, meat tray pads
- Beverage containers
- Shampoo and detergent bottles

2023

5 Clean-up processes and technologies

Business area:
- Advanced material sciences to develop useful life for traditionally low value plastics
- Element level recycling

2024

FOOTPRINT

10

Footprint is helping solve the global plastic crisis Footprint has developed a portfolio of plant-based technologies that perform at parity with plastic in all key criteria, generating strong demand from Fortune 100 companies desperately seeking solutions to meet their sustainability goals 3,000+ Employees & contractors 66% CO2 equivalent emissions savings (gram to gram) 90+ Engineers & scientists 2,400+ Foreign and domestic issued & pending patent claims 10 years Longest dated contract 6 years Weighted average contract length 54 Customers under contract >100% 2023E revenue contracted by YE 2021 $500M 2023E revenue $580M+ Annual contracted revenue YE 2021E $315B Addressable market 30% Long-term target EBITDA margin % Customers and contracts Financial highlights Business highlights

The global plastic crisis: humans, animals, environment U.S. only recycles 8.7% of plastic waste Humans Plastic lead to infertility, cardiovascular disease, gestational diabetes and type 2 diabetes Babies are born pre-polluted with over 200 chemicals Animals 8 million tons of plastic end up in our ocean per year Marine species ingest or are entangled by plastic debris, which causes severe injuries and deaths Plastics have been consumed by land-based animals, causing poisoning, starvation and death Microplastics are everywhere; in our air, our water supply, our food chain, and our bodies Plastic and their forever chemicals pose a long-term threat to our food, our planet, and our health Humans ingest a plastic credit card in weight per week Plastic is a global crisis Harming humans, animals and the environment Environment Plastic waste — whether in a river, an ocean, or on land — can persist in the environment for centuries

The environment plays a critical role in consumer purchase decisions Respondents who agree (%) Purchase environmentally sustainable products 87% Increase or improve my recycling or composting 85% Select products with less single-use plastic packaging 84% Try to adopt zero-waste behaviour 82% When asked “How would you describe your current behavior” consumers responded: Consumer attitudes to company and brand sustainability behaviors: Source: BCG Survey on COVID-19 and Environment, conducted May 20–29, 2020, in Brazil, China, France, India, Indonesia, South Africa, the UK, and the US. // Regeneration Rising: Sustainable Future report, conducted February 2021, in U.S., U.K., and China Regeneration rising: sustainable future report BCG survey on environment Respondents who agree (%) Companies / brands should do a lot more to reduce their carbon impact 89% Sustainability should be a standard business practice 88% Companies / brands have a responsibility to take care of the planet and its people 88% Businesses should play a part in solving challenges like climate change or social justice 86%

Sustainability drive has universal support and attention EU banned certain single-use plastics by 2021(a); commitment to reduce single-use packaging by 2026 (b) China’s Reform: a 30% reduction in consumption of single‑use plastic items in restaurants by 2025(c) Cities and states are banning the use of Styrofoam and plastic containers in food service(d) 2030 goal: Achieve 100% recyclable or reusable packaging globally(h) 2025 goal: 100% reusable, recyclable or compostable plastic packaging(i) 2025 goal: source 100% of packaging from renewable, recycled or certified sources(j) 76% of people think environmental issues are as concerning as or more concerning than health issues(e) 45% of global respondents say they avoid the use of plastic whenever possible(f) Nearly 40% intend to integrate more sustainable behaviors in the future(g) (a) Library of Congress; (b) European Commission; (c) Library of Congress; (d) Surfrider Foundation; (e) BCG; (f) Business Review; (g) BCG; (h) Procter & Gamble; (i) Unilever; (j) McDonald’s Increasing regulations Goals set by industry leaders Consumers demand sustainability

Section 2 Investment highlights

Investment highlights Footprint is the only material science company providing a plant-based fiber solution to replace plastic with required extended shelf life The only plastic-free solution that offers extended barrier properties to replace rigid plastics Compelling value proposition allowing customers to reach sustainability targets with a cost neutral, revenue accretive product Massive, growing TAM with tailwinds from corporate sustainability measures, increasing regulations and environmentally conscious end consumers Strong partnerships with global blue-chip customers and significant strategic equity investments Rapidly growing pipeline of long-term take-or-pay contracts and sold-out position through 2023 Footprint uses a differentiated technical strategy to transform grocery stores and eliminate plastics Innovative, execution-focused management team with proven track record 2 1 3 4 5 6 7

1 Home-grown, breakthrough technology to eliminate plastics

Footprint's products outperform legacy plastics, delivering sustainability and improving performance

Our value proposition

Plant-based fibers	Ability to withstand moisture in fresh meats and produce for long periods of time without sacrificing performance
Extended shelf life	Freezer safe for frozen foods and shelf stable for non-refrigerated foods for ~12 months
Oven safe / microwaveable	Microwave and oven safe solutions allow for cooking in our products unlike plastic (please don't microwave in plastic ☠)
Bio-based, recyclable and compostable	Bio-based, compostable, recyclable solutions that are earth digestible and PFAS free, eliminating harmful forever chemicals
Water, oil and oxygen barriers	Wide range of patented and proprietary barrier coatings to enhance product performance

Only fiber-based solution that provides shelf life to replace plastics

Oven and microwave safe while also being 25+ degrees cooler to the touch

Multiple end-of-life disposal options while providing significant CO2 and energy savings

Plastic Use	CO2 Emission	Energy Use	Sales
100% Reduction	71% Reduction	59% Reduction	24% Increase

Note: Savings metrics based on Conagra case study

FOOTPRINT 17

Footprint pioneered new processes and solutions where no roadmap existed Material innovations Footprint created a wide range of blended fiber solutions and proprietary barriers Process innovations Footprint pioneered new process innovations and equipment to produce our solutions at high volume The only plant-based solutions that provide our customers brand differentiating solutions at a price point that is comparable to plastic solutions Plant-based fiber Microwave and oven-safe fiber Key inputs Footprint’s end product Proprietary manufacturing process Footprint invented an unprecedented solution that competes with plastic on performance and price Bio-based, recyclable and compostable fibers Footprint fiber blends use a mix of fibers to create solutions that outperform offerings by other groups that rely on 100% of a single material Cleaner materials allowing for greater recycled content Fiber mixes that deliver stronger parts Fiber solutions that insulate better and are cooler to touch Spray coating materials that are bio-based and extend shelf life Forming New custom forming equipment Tooling innovations Direct print Innovated fiber print lines 300 cups / min with 8 colors Coating Custom spray lines and high-volume ovens that cure up to 500 units / min Laser die cut Innovated dual station, automated laser die cut stations Eliminates replacement tooling costs 1

Customers such as have invested directly in Footprint Customers and industry players recognize Footprint’s differentiation Footprint’s leading position is cemented by IP portfolio strength Expansive IP portfolio Customer testimonials Patents and Process Technologies Trademarks 2,400+ foreign and domestic pending claims 30 issued and pending U.S. patents 57 foreign applications 150 U.S. granted and allowed claims 5 registered and allowed U.S. trademarks 4 International trademarks registrations 24 Foreign registered trademarks in 34 countries 23 Pending U.S. and foreign trademark applications “Footprint is years ahead of competitors and has demonstrated clear leadership in sustainable packaging technologies” – Conagra, Corey Berends, SVP R&D speaking to Investors “Footprint is 5 years ahead with a truly plastic-free solution” – Upfield, Laurent Lavenut, COO “Footprint is the only plastic-free technology that works” – Tyson Foods, Jeff Czarny, Innovation Director 1

Solutions drive meaningful impact with customers and end consumers Footprint’s customers gain positive environmental impacts Footprint’s customers gain positive financial metrics Footprint’s customers gain positive consumer relations Plastic use Energy use CO2 Perception of higher food quality with fiber packaging vs plastic 84% of customers report buying fewer packaged goods to reduce their plastic footprint 87% of consumers report purchasing environmentally sustainable products Ex. 2025 goal: source 100% of packaging from renewable, recycled or certified sources Footprint solutions provide an easy path for brand owners to achieve sustainability goals Addressing customer demands Cost competitive with plastic solutions currently being used Customers seeing greater intent to purchase from no-brand users when switching to Footprint Fiber 24% revenue increase(a) (a)Conagra customer case study Localized and expansive renewable raw material supply FSC raw materials Recycled content Agricultural waste Footprint technology Corrugated waste End products 100% 59% 71% Zero waste 2

2 Footprint products help customers reach sustainability targets

	CONAGRA BRANDS	Annie's	Tyson / Walmart
Customer Requirements	• Hot Fill • Flash Freeze • 18 Month Shelf Life • No oil, air or water leakage • Dual-ovenable • Maintain taste integrity • Biobased, recyclable compostable	• Automated filling process • Film sealable • Eliminated labeling • Shelf stable for 6 months • Microwavable • Reduce boil over	• Alternative to PET and APET meat trays • Superior strength vs. plastic trays • Oil and water leak proof • Snap proof • Non-stick
Our Solution	**Fiber-based bowls**  **$78M** 2023E annual sales	**Plant-based shelf stable cups**  **$29M** 2023E annual sales	**Meat trays**  **$120M** 2023E annual sales
The Impact	Plastic use: Down 100% Energy use: Down 59% CO^2: Down 71% Attributable revenue increase: Up 24%	Plastic use: Down 100% Energy use: Down 63% CO^2: Down 37%	Plastic use: Down 100% Energy use: Down 64% CO^2: Down 54%

FOOTPRINT 21

Footprint is transforming the supermarket All single-use plastic packaging will convert over time Legacy Ready to eat Shelf stable cups Dairy Consumer goods Legacy Meat trays Drink cups and lids Produce Customers and consumers alike are demanding sustainable solutions to replace legacy plastic, foam and film products Frozen 2

Addressable market is massive and growing Plastic sub-segment Estimated TAM(a) Top users Rigid plastics $150B+ Beverage & bottles $50B+ Flexible plastic packaging (films and pouches) $115B+ Films and pouches migrating to rigid plastics as bans and consumer forces create change $315B annual market opportunity with Fortune 100 companies as the primary users (a)Estimated TAM for 2024E 3

Dairy Shelf Stable Cup Meat Trays QSR Frozen Produce CPG 29% 3% 22% 21% 11% 12% 2% Premier consumer brands have chosen Footprint as innovation partner to replace legacy materials #1 in Category Serving the largest and most significant food, beverage and consumer products companies globally #1 in Category #1 in Category #1 in Category #1 in Category #1 in Category #1 in Category Percentage mix of contracted revenue at YE2021E 4

Rapidly growing pipeline of long-term take-or-pay contracts Our current customers are demanding more product and new ways to partner $2.3B annual revenue in product qualification $1.7B annual revenue in development ($1.1B with existing customers) $580M annual revenue by YE 2021E under contract 5

Footprint’s 2023E revenue will be >100% contracted by year end 2021 Footprint focused on executing on incredible customer and consumer demand 116% of 2023 Forecast Key takeaways Demand is currently greater than supply Demand is customer and consumer driven Imbalance growing rapidly, as supply will not meet demand for foreseeable future Footprint has significant first mover advantage 5

Demand will continue to outpace supply for foreseeable future Revenue visibility and growing pipeline years ahead Book-to-bill ratio(a) 11.6x 6.8x 2.8x 1.9x 1.6x (US$ in million) (a)Defined as estimated annual contracted revenue by year end / forecasted annual revenue Long dated contracts provide greater certainty 5 2023 revenue more than fully contracted by 12/31/21 2024 revenue is achievable solely from growing relationships with existing customers (no new customers needed)

Footprint is leading a revolutionary shift in how fiber is used Short-term performance and cannot meet grocery needs Lower technology innovation requirements Competitors have two ways to achieve an oil barrier: Short-term, 2-hour oil barriers, or Plastic linings to provide oil barrier What the competition is focused on… Technologies to support Quick Service Restaurants (QSR) and to-go containers Footprint’s highly engineered products are addressing plastic conversion opportunities in multiple areas of the grocery store & QSR Frozen Shelf Stable Cups Supermarket Trays Ready-to-Eat Containers Margarine Tubs Yogurt & Ice Cream ADVANTAGE Footprint’s products can overcome the competitors’ shortfalls: Extended shelf life solutions that meets the needs of grocery and retail Proprietary technology with patents Freezer safe Oven safe / microwavable 24-hour oil barriers for QSR without liners 6

6

Footprint's solutions deliver performance, cost and ESG benefits to customers vs plastics

Footprint provides the only plant-based fiber solution that scales across key customer metrics bringing notable returns to customers

Metrics		FOOTPRINT*	Plastic based competitors*		Fiber based competitors*
			Rigid plastics (PP, PET)	Bio plastics (PLA, PHA)	Food service
Performance	Shelf life 12 hours	Yes	Yes	Yes	Yes
	Shelf life 24 hours	Yes	Yes	Yes	No
	Shelf life 6 months+	Yes	Yes	Yes	No
	Oven safe	Yes	No	No	No
	Microwave safe	Yes	Limited	No	Yes
	Non-stick	Yes	Yes	Yes	Yes
	Direct print	Yes	No	No	No
	PFAS free oil barriers	Yes	Yes	Yes	No
Cost systems	Unit cost	At parity	Benchmark	20 - 40% higher	10 - 20% higher
	Increases customer revenue	Yes	No	No	No
	Meets EPR requirements / not subject to bans	Yes	No	Yes	Yes
ESG	CO_2 / methane emissions	Up to 60% reduction	Up to 60% higher	Up to 60% higher	On par
	Energy savings	Up to 70% reduction	Up to 70% higher	Up to 70% higher	On par
	Bio-based	Yes	No	Yes	Yes
	Recyclable	Yes	No	No	Yes
	Compostable	Yes	No	Yes	Yes
	Zero waste loops	Yes	No	No	No

* Indicators based on generalized evaluation across multiple product categories and materials; individual products within both fiber and plastic groups deviate from these indications and will not qualify

FOOTPRINT 29

Recognized by industry leaders, media and customers as an innovative, ESG focused disruptor Third party recognition Media coverage 6

7 Innovative, execution-focused team with proven track record

Materials and Technology team



Yoke Chung
Co-Founder & Chief Technology Officer

- Co-Founder of Unisource Global Solutions
- 15 years at Intel
- BS, MS Mechanical Engineering, Cornell University



Jean Pelkey, PhD
VP of Engineering Platforms

- 20 years Intel, statistical modeling, six sigma, manufacturing
- PhD statistics, MS statistics Marquette, BS Statistics St. Nobert



Kent Warner
VP of Engineering Platforms

- 24 years technology development Intel, Abbott Labs
- MS Statistics, Brigham Young University



Eliza Lemons
VP of Design & Tooling

- Design and tooling engineer, Intel
- Platform engineering ASM International
- BS Mechanical Engineering, University of California Davis



Michelle Phen-Givoni, PhD
VP of Material Science

- Materials development, packaging, Intel
- University of Florida PhD materials science & engineering



Mike Rutigliano
VP of Equipment Engineering

- 38 years semiconductor assembly/test development Fairchild, Amkor, Intel
- AAS- Electronics, BSEE, Buffalo State College



Yiyun Zhang, PhD
Director of Product Development

- Material Scientist Unisource Worldwide
- BS, MS Biomedical engineering Southeast University
- PhD mechanical engineering, University of Illinois

FOOTPRINT
31

Innovative, execution-focused team with proven track record

Operations team



Josh Walden
COO

- 30+ years Intel product, product assurance, manufacturing ops, worldwide leadership
- BS Chemical Engineering, University of Florida



Steve Lucero
SVP of Manufacturing

- 20+ years Intel engineering and manufacturing
- BS in mechanical engineering, University of Texas El Paso



Paul Callaghan
VP Global Facilities / Corporate Services

- 20 years intel manufacturing ops and high-volume production, equipment installation
- BS Mechanical Engineering, Math, Trinity College Dublin



Eugene Chua
Engineering President of Asia

- Dell Corp, Unisource Global Solutions, Intel, Synergy Global Solutions Group
- MS in Supply Chain and BS in Electrical and Electronic Engineering at University of Technology Malaysia



Ken Van de Velde, PhD
SVP of EMEA Manufacturing

- Monsanto, Emerson Electric, Jaga
- 30 years R&D, operations
- MsC in Engineering, Vrije Universiteit Brussel



Ricardo Villafuerte
Plant Manager, Mexico

- 23 years mfg, Ops Mgmt, Breg, Amphenol, Valutech
- Six sigma certified, situational leadership certified
- Electronics Engineering degree, UABC, Mexicali

FOOTPRINT 32

Don Thompson Chairman Former President & CEO of McDonald’s Corporation in 2012-2015 Founder & CEO of Cleveland Avenue, first invested in Footprint in 2019 Board member of: Beyond Meat, Royal Caribbean and The Northern Trust Company Advisory board member of DocuSign Kevin Easler Director Former Chairman of Footprint Co-founder of Sprouts Farmers Market and served as a member of its board from 2002-2013 Founder, CEO and Chairman of Zenfinity Capital Zenfinity invested in Footprint in 2014 Manu Bettegowda Director Partner at Olympus Partners Former Director of Waddington Group (now part of Novolex) and Pregis while owned by Olympus Partners Olympus invested in Footprint in 2020 Supported by industry leaders with extensive operational experience Board of Directors 7 Brian Krzanich Director CEO of CDK Global Former CEO of Intel Corp Director of AMS Former Director of Deere & Company Les Brun Director Chairman of CDK Global Director of Merck, Broadridge Financial Solutions and Corning Former Chairman of ADP Former Director of Hewlett Packard Enterprise Rich Daly Director Executive Chairman of Broadridge Financial Solutions Former CEO of Broadridge Financial Solutions Former Director of ADP Stefan Kirsten Director Co-Founder and Managing Director of Monarch Chairman of Vonovia Finance Non-Executive Director of: Jeronimo Martins SGPS, Movendo Capital and Sociedade Francisco Manuel dos Santos

Phoenix Suns Stadiums serves as a blueprint for the future of sustainable stadiums and arenas Unique partnership with the ability to supply the greater NBA with Footprint solutions and unlock new relationship opportunities Sell plastic-free products to the Suns and expansive opportunities within the NBA Freedom to engineer / innovate Accelerates global brand awareness of footprint and our plastic-free solutions Footprint has media pass-through rights: Ability to showcase our customers sustainable wins and charge them for participation Only pass-through rights in the NBA Phoenix Suns Partner with Footprint on Arena Naming Right and Elimination of Plastic Waste – Forbes, 16-Jul 2021

Investment highlights

Footprint is the only material science company providing plant-based fiber solution to replaces plastic with the required extended shelf life

1	The only plastic-free solution that offers extended barrier properties to replace rigid plastics	**100%** plastic elimination
2	Compelling value proposition allowing customers to reach sustainability targets with a cost neutral, revenue accretive product	**+24%** sales increase[(a)]
3	Massive, growing TAM with tailwinds from corporate sustainability measures, increasing regulations and environmentally conscious end consumers	**$315B** TAM
4	Strong partnerships with global blue-chip customers and significant strategic equity investments	**$580M** contracted by YE 2021E
5	Rapidly growing pipeline of long-term take-or-pay contracts and sold-out position through 2023	**$2.3B** new sales funnel
6	Footprint uses a differentiated technical strategy to transform grocery stores and eliminate plastics	**2,400+** foreign and domestic claims
7	Innovative, execution-focused management team with proven track record	**200+ years** Intel experience

(a) Based on Conagra customer case study

FOOTPRINT 35

Section 3 Customer interviews

Feedback from customer interviews Source: Customer interviews “One of their biggest assets is that they are always very keen to learn. Several people will come to me and say “I have the answer”, when in fact they aren’t even close to it. Footprint, on the other hand, really tries to change their process to fit within our products and needs. Our poultry business has 8 plant and 200 lines. We cannot change it just to fit an alternative source of packaging. I used to work a lot with Yoke in the beginning, and we always made progress because he was always very open to our way of doing things. We ran a generational testing program through five generations, and now we have a product that works” - Multinational Food Processor 1 “Footprint is bringing a combination of paper based products with chemistries that are plastic-free, with a capability to hold the cold chain for 6-9 months. There is no migration of our product onto the packaging. We have looked at all possibilities of potential packaging, but the problem is that all of the alternatives have some sort of residual plastic. The maximum we were able to get was 93% paper and 7% plastic, but that is still neither compostable nor recyclable. Footprint is the only one able to offer a plastic-free solution that is scalable and price competitive to plastic” - Multinational Plant-Based Consumer Products Company “What sets them apart from other sustainable packaging alternatives is that Footprint has been a leader in the space since the beginning. They have the right people and the right science, and are appropriately staffed to manage their R&D efforts. They are visionaries – instead of asking what we need a month from now, they are thinking of what we might need 5 years from now. Most start-ups can only give us one solution, and we need more than that – we need a better partner that understands the difficulties we go through. It’s so much more than making a tray, and Footprint understands what we need from them” “We also work with this competitor and that is not a secret – Footprint knows that. This competitor is probably 50% behind. If Footprint is at the 100-yard line, they are at the 50-yard line. It could be years until they get to where Footprint is” - Multinational Food Processor 1 “We are currently not using any other packaging alternatives – we looked for it but everyone in the field is at least three to four years behind Footprint in terms of having a solution that is ready to be industrialized” - Multinational Plant-Based Consumer Products Company Footprint relative to other packaging alternatives Competitive differentiation “(I think the Footprint lead over its competitors is pretty substantial)…I would say quite away ahead, everyone else is using cardboard or PE liners, it’s going to take significant investment for another party to catch them” - Multinational Food Processor 2

Feedback from customer interviews Cost compared to plastic products “I cannot give you a cost comparison, but I can tell you that the reason why we wanted to work with Footprint is because a pulp slurry tray acts a lot like a foam tray. Foam is a shock absorber and so is pulp slurry. There is an inherent advantage that Footprint has over plastic. If you drop a Footprint tray with chicken, it won’t crack. If you drop a plastic tray of any type it will crack. The stability of their product outperforms plastic. Even if they are more expensive on a per part basis, the total cost of ownership from Footprint is lower and makes them more competitive” - Multinational Food Processor 1 “We expect (price) parity (to plastic). Footprint is actually more competitive than plastic in the US because of sector concentration issues (which gives more leverage to the supply side). We would be saving money by buying from Footprint vs plastic in the US. In Europe, there is much less concentration in plastic suppliers, so plastic is 14% cheaper compared to Footprint. We expect the 14% gap to narrow by 2023 as resin price is increasing at a faster pace compared to pulp, along with increasing costs from regulatory constraints on plastic in Europe. And they will get to price parity, because they have all projects ready to be implemented to close the gap of 14%” - Multinational Plant-Based Consumer Products Company Source: Customer interviews Cost compared to plastic products “Unit price they’re not comparable today, but when you put in all the other pieces like the logistics piece, the customer needs and wants piece, they’re already competitive in certain lines…there are niches now that already hit the value threshold that help drive topline growth. Based on where they’re going, for PET, resins have gone up quite significantly, they’re within 12 months of being cost comparable on a lot of this stuff” - Multinational Food Processor 2 “When you talk about the capex that they have, you pretty much don’t need to change anything. You might need to change some settings but you don’t need to buy new equipment…the logistics footprint is a third of what EPS is and there are a lot of other advantages so outside of unit price, the cost to switch is quite low” - Multinational Food Processor 2 Competitive differentiation “I honestly think that Footprint doesn’t have any direct competitors, being an integrated fiber tray company. We have alternates that we’re looking at, but no one to the scale or size of Footprint in a purely integrated supply chain for fiber trays…That’s why it’s so interesting to me, we’re trying to cut out traders and middlemen and also control supply and cost” - Multinational Food Processor 2

Feedback from customer interviews Source: Customer interviews Switching out of plastics “I have had nothing but good experiences working with Footprint. They always listen, and are always very helpful – they really focus on solving our problems…All in all, they are very intelligent and inquisitive” - Multinational Food Processor 1 “My interaction is mostly with Troy. He is very solutions-oriented, and we really appreciate that” - Multinational Plant-Based Consumer Products Company “By 2030, our goal is to have zero plastic packaging. Today, we have technical solutions from Footprint that cover 85% of our needs. The pace of conversion will be determined by Footprint’s ability to scale up its supply chain…By 2024 / 2025, our plan is to convert all Europe operations to non-plastic packaging; and by 2026 / 2027, all of North America to non-plastic packaging. … Footprint is a meaningful tool for us to achieve our sustainability goals” - Multinational Plant-Based Consumer Products Company “All of our customers have goals to exit plastic by 2025” - Multinational Food Processor 1 Perspectives on working with Footprint “I was pretty inspired by Troy…(they are all-in what they’ve been doing 100%)...They came to understand how our business works, who our key customers are, how we do business, where there are opportunities to come in overlaying the relationship they have with (major grocers) and what business units do we have that link into those and we can chat about sustainability and sales and help push a triangular relationship with some of those key customers who Footprint has a good rapport with. We’ve gone to the plant they show you they are progressing they give you confidence and a feel for what they’re doing and the story and the passion backs it up…It gives me a good sense that (the management team) has really thought about what the customer wants and there’s nothing that’s going to come back to bite, there’s no plastic liner. I don’t know what’s in it, they won’t tell me, but the liner of the tray is plant based and fully biodegradable and they’ve got all the testing to back it up…I have nothing but positive things to say about the engagement I’ve had with the team there” - Multinational Food Processor 2 “If we don’t have a sustainable option, we’re not going to get the sale…the true value proposition is on the carbon footprint, and the reduction of logistics cost. Footprint might have a price premium compared to plastic, but they have a better value proposition” - Multinational Food Processor 2 “I think in five years if their cost can come down to closer to where PET trays are at the moment around the 14 cent mark, we’re going to go straight from EPS to Footprint and not even worry about doing anything on the PET side for plastics, because you’re just going to knock that straight out because it’s cost parity” - Multinational Food Processor 2

Feedback from customer interviews Gaps in Footprint capabilities Tracking Footprint’s progress on execution “Footprint is missing on two things – improving the speed of their R&D prototyping, and developing solutions that better protects the food, especially prepared products that require additional shelf life. If I were to launch a tray, I would be able to have a plastic prototype at my desk in 48 hours – for Footprint, it can take up to 6 weeks. In the thermoforming world that Footprint is competing against, you can go to a 3-D printer and have a prototype very fast...The reason why we use plastic is because it protects the food and provides additional shelf life. Especially when it comes to prepared foods, they need to work on how to create oxygen and water vapor with paper if they want to truly substitute plastic. They are very receptive to the feedback, and just hired someone from (Global CPG Company) to help them with technologies for pulp and paper” - Multinational Food Processor 1 “Today, we have technical solutions from Footprint that cover 85% of our needs…We are still working with Footprint and our other suppliers to find sustainable alternatives to yellow-fats (plant-based alternatives to butter). We have not yet found a sustainable alternative solution for these products. We will keep working on it as the world is looking for plant-based alternatives to dairy, and we want to offer them in a plastic-free way” - Multinational Plant-Based Consumer Products Company “Part of the test will be how Footprint reacts to increasing demand levels. We are aware that it will not be easy, but we will work with them to get there. We have been doing so through our testing program, and Footprint has responded very well so far. That gives us confidence that they can effectively scale their supply” - Multinational Food Processor 1 “We are taking the risk of partnering with an earlier-stage company. I cannot hide there is some development risk, but we are very close to the project and confident on its successful implementation [by Footprint]. It is extremely important to us that by 2024 we have taken a meaningful step to replace plastic. This is totally embedded in our transformation journey, and Footprint is a meaningful tool for us to achieve our sustainability goals” “We are asking to be part of the project management team for Poland, as Footprint is a US-based company. We want to make sure the project is being well-managed and make sure it’s on track for a successful completion” - Multinational Plant-Based Consumer Products Company Source: Customer interviews

Section 4 Operations and execution

Currently installed as part of 2022 MX expansion project

Footprint's decade of R&D and innovation

Track record of consistent innovation and commercialization progress since founding


CNBC DISRUPTOR 50

Year	Milestone	Description
2013	**Established**	Founded by Troy Swope and Yoke Chung
2014	**Expansion**	Launched and acquired Mexico facility
2017	**Deployed**	Launched Conagra PowerBowls
2018	**Deployed**	Launched coated technology for Conagra
2019	**Recognition**	Won the Next Gen Cup Challenge
2020	**Deployed**	Launched meat trays with Tyson & Beyond Meat
2021	**Deployed**	Launched print technology
2021	**Recognition**	Named CNBC Top 50 Disruptor
2021	**Deploy**	Launching products with General Mills and Kraft
2022	**Expansion**	Mexico facility expanding to 1.5M Sq. Ft.
2022 - 2023	**Expansion**	R&D Netherlands 2022; MFG Europe 2023

Patents & IP

- Microwaveable food containers
- Beverage lids
- TV kits
- SMT / produce trays

Patents & IP

- In-line die cutting
- Wine packaging
- Slurry chemistries
- Die press process

Patents & IP

- Barrier coating spray process
- Meat containers
- Beverage holders

Patents & IP

- Microfibrillated fibers
- Laser die cut
- Direct print

Future path

- Fluff cellulose
- Bottles and containers
- Compostable meat tray pad
- Compostable diapers
- Modified atmosphere

FOOTPRINT 43

We are outperforming on numerous key performance indicators

Management operations scorecard (September 2021)

KPI	Status	Commentary
Equipment installation	**Ahead of plan** **7 forming systems installed**	**4** forming systems installed in **5** weeks vs. historic rate of 1 system every 12 weeks
Production output	**Ahead of plan** **350+ million units already delivered YTD 2021**	Yielded units per day **14%** higher during the initial 3 months of ramp vs. planned output
Energy usage	**Ahead of plan**	Utilizing **25%** less energy per system during first 4 months of operation vs. planned energy consumption
Recycled content	**Ahead of plan**	Testing phase of recycled fibers started **2+ years** ahead of plan
Forming headcount	Meets plan	Current headcount staffing is meeting planned staffing for newly installed forming lines

FOOTPRINT

44

State-of-the-art manufacturing facilities Optimizing North American operations, while finalizing European expansion North America Europe planned expansion (2022-2023) Facility information: Size: 135,000 SF Employee population: 600 Network function: Headquarters R&D New product launches and development of new manufacturing processes Gilbert, Arizona Mexicali, Mexico 2022: Eindhoven, Netherlands 2023: Poland Facility information: Size: 275,000 SF with active expansion to 1.5M SF Employee population: 2,300 Network function: High volume production Facility information: Size: 300,000+ SF (estimated) Network function: Main manufacturing facility in Europe Facility information: Size: 30,000 SF (estimated) Employee population: 30 (estimated) Network function: Prototype production for EU market EU customer showcase facility Sales hub

Section 5 Financial summary

Key projection assumptions Revenue Based on a production roadmap that includes the number of anticipated operational manufacturing lines, production capacity and associated product types of those lines, and the contracted pricing of the end products Adj. EBITDA Capacity additions through 2025 result in year end run-rate revenue of $1.65B and EBITDA of $465M EBITDA margin of ~28% upon full utilization of the Mexico and Europe facilities CapEx Cumulative spend of $1.8B between 2021 and 2025 to purchase additional manufacturing lines and expand facility capacity Mexico plant 2022 Netherlands facility 2022 Europe plant 2023 Financial assumptions Note: It is the Company's intention to execute on identified opportunities to accelerate growth and better support our customers. These initiatives will accelerate expenditures primarily relating to headcount, which the Company estimated to be an incremental $8-$9M in 2021, positioning the Company to deliver incremental growth in late 2022 and into 2023 and beyond.

Footprint’s growth trajectory significantly outpaces industry peers Today $50M 2021E revenue 2025 Revenue: $1,448M EBITDA: $383M % margin: 26% Industry frontrunner delivering plant-based fiber solutions globally Revenue growth $580M+ under contract by 2021 YE Support existing customers globally ($1.1B annual revenue in development) Manufacturing expansion in Mexico and Europe to deliver $2B in long-term sales 2024 Midwest U.S. expansion Margin enhancement New forming technology in Mexico and Europe Automation Reduce headcount for barrier and coatings Increase recycled fiber content Opportunities beyond plan Manufacturing JV to address our customer demand in China, India, Brazil Expand into other rigid containers for consumer packaged goods (e.g., shampoo, detergent) Note: It is the Company's intention to execute on identified opportunities to accelerate growth and better support our customers. These initiatives will accelerate expenditures primarily relating to headcount, which the Company estimated to be an incremental $8-$9M in 2021, positioning the Company to deliver incremental growth in late 2022 and into 2023 and beyond.

Execution to drive inflection in revenue and EBITDA growth 18% 29% NM NM 32% 130 181 27 64 226 5% 22% NM NM 26% % margin % margin # machines ’21E – ’25E CAGR: 132% Gross profit ($M)(a) Capital expenditures ($M) Revenue ($M) EBITDA ($M) Note: It is the Company's intention to execute on identified opportunities to accelerate growth and better support our customers. These initiatives will accelerate expenditures primarily relating to headcount, which the Company estimated to be an incremental $8-$9M in 2021, positioning the Company to deliver incremental growth in late 2022 and into 2023 and beyond. (a) Excludes D&A

Revenue ramp driven by capacity additions and improved efficiency 2021E – 2023E revenue bridge ($M) 2022 system additions (37) 2023 system additions (66) 103 new production systems added in 2022 and 2023 Over 85% of 2022E to 2023E revenue increase is driven by incremental system production weeks Year end run-rate on 37 installed 2022 systems: $276 Year end run-rate on 66 installed 2023 systems: $738 Note: It is the Company's intention to execute on identified opportunities to accelerate growth and better support our customers. These initiatives will accelerate expenditures primarily relating to headcount, which the Company estimated to be an incremental $8-$9M in 2021, positioning the Company to deliver incremental growth in late 2022 and into 2023 and beyond.

Modeled plan is conservative relative to what Footprint can achieve Additional upside based on internal plan targets Key drivers Modeled plan Upside to plan Proof points Utilization ramp up 6 months Based on experienced ramp during pandemic, assumes no improvement 3 months Operational improvements already implemented and delivering upgraded equipment sets Yielded units per day 14% ahead of plan New system install pace 4-5 new installs / month Conservative approach during pandemic, assumes no improvement 7-9 new installs / month for 2023-2025 Forming system installs ahead of plan Stadium / arena and adjacent revenue opportunities Not included 40% haircut to identified revenue opportunities Finalized Suns agreement Customer demand for additional products: catering trays, lids, bags, straws and utensils Footprint’s internal execution plan provides significant upside vs modeled plan 2023E revenue ($M) Beyond the revenue upside, margin improvement opportunities related to higher recycled fiber content and intrinsic chemistries would improve EBITDA margin to 30%+ Note: It is the Company's intention to execute on identified opportunities to accelerate growth and better support our customers. These initiatives will accelerate expenditures primarily relating to headcount, which the Company estimated to be an incremental $8-$9M in 2021, positioning the Company to deliver incremental growth in late 2022 and into 2023 and beyond.

Capital investment and returns

Equipment overview



Illustrative new production system economics[(a)]

Capital investment	~$5.5M
Revenue generation	~$5.0M
Cash profit	~$1.5M
Cash margin	~30%
Payback	~3.25 years

(a) Represents illustrative economics associated with one Kiefel production system (Q4 2025E economics)

FOOTPRINT

52

Section 6 Transaction overview

Transaction overview

- Pro forma fully-diluted enterprise value of $1.6B, or a 3.2x multiple of 2023E revenue (fully contracted by 12/31/21)
- Current owners will retain ~62% ownership in public Footprint, with all common equity holders rolling 100% of their equity interests in the pro forma company
- Transaction will result in ~$735M of cash added to the balance sheet to fund Footprint's business plan and drive growth
- Oversubscribed $461M total PIPE raise, inclusive of $150M funded by Koch Strategic Platforms at transaction signing

Sources ($M)

Cash in Trust[(a)]	$345
Proceeds from PIPE Raise	461
Footprint Rollover	1,453
Total Sources	**$2,258**

Pro forma valuation ($M)

Base Share Price at Merger	$10.00
X Pro Forma Shares Outstanding	234.5
Equity Value	**$2,345**
Less: Pro Forma Net Cash[(b)]	(745)
Enterprise Value	**$1,600**

Uses ($M)

Footprint Rollover	$1,453
Cash to Footprint's Balance Sheet[(a)]	735
Debt Paydown and Preferred Equity Retirement	31
GH VIII Estimated Deal Expenses	40
Total Uses	**$2,258**

Pro forma ownership[(c)]



62.0% Footprint Rollover
14.7% GH VIII Shareholders
19.6% PIPE Investors
3.7% GH VIII Sponsor

(a) Assumes no Gores Holdings VIII stockholder has exercised its redemption rights to receive cash from the trust account
(b) Based on pre-transaction net debt of $11M, debt paydown of $21M and $735M net cash injection to Footprint's balance sheet
(c) Assumes a nominal share price of $10.00 and 100% of PIPE raised at $10.00 per share. Ownership excludes impact of warrants and earn out

FOOTPRINT 54

Fully contracted 2023E revenue at a significant discount to disruptive peers Note: Market data as of 12/10/2021 Growth represents 2020A-2023E revenue CAGR Source: Company filings, equity research, FactSet Peer median: 70% Peer mean: 86% Peer median: 4.9x Peer mean: 6.5x Peer median: 0.12x Peer mean: 0.12x 2020A – 2023E revenue CAGR EV / 2023E revenue EV / 2023E revenue / growth(a)

Appendix

Summary Consolidated Statements of Operations Source: Audited Frontier Financials

Summary Consolidated Balance Sheet Source: Audited Frontier Financials

Summary Consolidated Statement of Cash Flows Source: Audited Frontier Financials

The risks presented below are some of the general risks related to Gores Holdings VIII (“GIIX”) Footprint or an affiliate thereof (“Footprint”) and the combined company following the consummation of the proposed business combination (the “Business Combination”). The list below is not exhaustive and is qualified in its entirety by disclosures contained in future regulatory filings of GIIX. These risks speak only as of the date hereof and neither GIIX nor Footprint make any commitment to update such disclosure. The risks highlighted in future regulatory filings may differ significantly from and will be more extensive than those presented below. If GIIX, Footprint or, following the consummation of the Business Combination, the combined company, cannot address any of the following risks and uncertainties effectively, or any other risks and difficulties that may arise in the future, the combined company’s business, financial condition or results of operations could be materially and adversely affected. Footprint’s limited operating history and history of net losses makes it difficult to evaluate its future prospects and the risks and challenges it may encounter. Footprint’s projections of future financial results are based on a number of assumptions by Footprint’s management, some or all of which may prove to be incorrect, and actual results may differ materially and adversely from such projections. Footprint's operating results may fluctuate significantly, which makes its future operating results difficult to predict and could cause its operating results to fall below expectations or any guidance that Footprint may provide. Footprint’s operations in Mexico are subject to many uncertainties and risks that, if realized, could have a material adverse effect on its operations and financial results. Footprint has not previously operated a manufacturing facility in Europe and its inability to build, hire effectively, and operate efficiently such a facility could have a material adverse effect on its operations and financial results. Limited availability, and higher than planned costs, or increases in the costs, of water and power for Footprint’s facilities and related regulatory initiatives could have a material adverse effect on Footprint’s operations and financial results. Footprint’s products are manufactured using equipment from established suppliers that are modifying their equipment to meet Footprint’s production specifications and the failure of one or more of these suppliers to produce this equipment in a timely fashion, or in a manner that performs in accordance with Footprint’s specifications and expectations, could have a material adverse impact on its operations and financial results. For some products, Footprint utilizes subcontract manufacturers, located in China, to make its products. The failure of these manufacturers to make products of sufficient quality on a timely basis or customers’ refusal to purchase these products, could have a material adverse effect on Footprint’s competitive advantage and financial results. Footprint’s estimated contracted revenue vary from purchase orders on an “as needed” basis to contracts with minimum purchase obligations, and the failure of Footprint’s customers to continue placing orders or to abide by their contracts could have a material adverse effect on Footprint’s operations and financial results. Footprint will incur significant expenses and capital expenditures in the future to execute its business plan and it may be unable to adequately control its expenses or raise additional capital on favorable terms, if at all. Footprint's ability to successfully implement its business plan, including effectively managing rapid growth, will depend on a number of factors outside of its control. Footprint may face supply chain disruption, particularly with respect to suppliers upon which it is heavily reliant, which could adversely affect Footprint’s ability to efficiently operate and timely fulfill customer orders. If Footprint’s manufacturing costs materially increase, particularly pulp fiber costs, Footprint would have to raise its prices, which could negatively impact its ability to gain new customers and keep existing customers. If Footprint’s shipping and freight costs continue to increase, it will have a material adverse effect on Footprint’s financial results because it may not be able to pass through all of these increased costs to customers. Footprint may be unable to satisfy customer orders and demands in a timely and cost-effective manner as a result of a variety of factors, many of which are outside of its control. Footprint’s products may not achieve market success. Footprint designs its products to be recyclable and compostable, but not all of its products qualify under commonly accepted standards. Certain contracts granting exclusivity rights to customers may limit Footprint’s ability to sell certain products in certain markets. Footprint faces, and will face, substantial competition, and if Footprint is unable to continue developing innovative products and technologies and/or scale its production, Footprint will cede market share to its competitors. Footprint may not be able to protect adequately its patents and other intellectual property assets, particularly those that subcontract manufacturers may have access to, which could adversely affect Footprint’s competitive position and reduce the value of its products, and result in litigation to protect its patents and intellectual property that may be costly. Third parties may claim that Footprint infringes on their proprietary rights and may prevent Footprint from commercializing and selling its products. Risk Factor Summary

Footprint relies in part on trade secrets to protect its technology. Footprint’s failure to obtain or maintain trade secret protection could limit its ability to compete. Footprint faces various risks related to the ongoing coronavirus (COVID-19) pandemic and similar public health crises, which may have material adverse effects on its business, financial position, results of operations, and/or liquidity. Footprint is highly dependent on its senior management team, particularly the services of Troy Swope and Yoke Chung, and other highly skilled personnel, and if it is not successful in attracting or retaining highly qualified personnel, it may not be able to successfully implement its business strategy. Footprint may rely heavily on future collaborative or joint venture partners to expand its manufacturing, product, geographic, and sales reach. Footprint may be subject to product recalls and product liability claims that may not be covered by insurance and could require Footprint to incur significant expenses and pay substantial sums. Changes in government regulation may require Footprint to modify its operations, including formulations that Footprint utilizes in its products. Footprint's management has limited experience in operating a public company. Footprint may not be able to respond to commercial industry cycles in terms of cost structure, manufacturing capacity, and/or personnel needs. Footprint may be adversely affected by other economic, business, and/or competitive factors. If Footprint experiences a significant disruption in its information technology systems, including security breaches, or if Footprint fails to implement new systems and software successfully, its business operations and financial condition could be adversely affected. Footprint’s ability to use net operating losses to offset future taxable income will be subject to certain limitations as a result of past transactions and the Business Combination and related transactions. Gores Sponsor VIII LLC (the “Sponsor”) and certain GIIX shareholders affiliated with the Sponsor have agreed to vote in favor of the Business Combination, regardless of how GIIX shareholders vote. The Sponsor, certain members of the GIIX Board and GIIX officers have interests in the Business Combination that are different from or are in addition to other shareholders in recommending approving the Business Combination and the other matters that will be described in a proxy statement/prospectus that will be filed in connection with the Business Combination. Such conflicts of interests include that the Sponsor and GIIX officers and directors will lose their entire investment in GIIX if the Business Combination is not completed. Any legal proceedings that may be instituted against GIIX, Footprint, the combined company or others following the announcement of the Business Combination could affect the ability of the parties to complete the Business Combination in a timely manner, or at all, and could adversely affect the business, financial condition and results of operations of the combined company following the consummation of the Business Combination. The consummation of the Business Combination is subject to a number of conditions, many of which are beyond the control of GIIX and Footprint, including the approval of the shareholders of GIIX. Because the post-combination company will become a publicly listed company by virtue of a merger as opposed to an underwritten initial public offering (which uses the services of one or more underwriters), less due diligence on the post-combination company may have been conducted as compared to an underwritten initial public offering. GIIX and, following the closing of the Business Combination, the combined company, may be unable to meet stock exchange listing standards. The announcement, pendency and consummation of the Business Combination could disrupt the current plans and operations of Footprint. The benefits of the Business Combination may not be realized to the extent currently anticipated by GIIX and Footprint, or at all. The ability to recognize any such benefits may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees. Risk Factor Summary (continued)

GIIX shareholders will experience dilution as a consequence of the issuance of post-combination company securities as consideration in the Business Combination and may experience dilution from several additional sources in connection with and after the Business Combination, including any future issuances or resales of the post-combination company securities. Having a minority share position may reduce the influence that GIIX shareholders have on the management of the post-combination company. The costs related to the Business Combination could be significantly higher than currently anticipated. Past performance by The Gores Group, including its management team, may not be indicative of future performance of an investment in GIIX or the post-combination company. GIIX has no operating history and is subject to a mandatory liquidation and subsequent dissolution requirement. As such, there is a risk that GIIX will be unable to continue as a going concern if GIIX does not consummate an initial business combination by March 1, 2023. Unless GIIX amends its certificate of incorporation and amends certain other agreements into which it has entered to extend the life of GIIX, if GIIX is unable to effect an initial business combination by March 1, 2023, it will be forced to liquidate and the GIIX’s warrants will expire worthless. During the interim period, GIIX is prohibited from entering into certain transactions that might otherwise be beneficial to it or its respective shareholders. Changes in applicable laws or regulations could impact the ability of the parties to consummate the Business Combination in a timely manner or at all. Substantial future sales or other issuances of GIIX common stock could depress the market for its common stock. The requirements of being a public company may strain the post-combination company’s resources and distract its management, which could make it difficult to manage its business, particularly after Footprint is no longer an “emerging growth company.” As a private company, Footprint has not been required to document and test its internal controls over financial reporting nor has management been required to certify the effectiveness of its internal controls and its auditors have not been required to opine on the effectiveness of its internal control over financial reporting. As such, it is likely that Footprint may identify material weaknesses in its internal control over financial reporting which could lead to errors in the post-combination company’s financial reporting, which could adversely affect the post-combination company’s business and the market price of the post-combination company’s securities. Risk Factor Summary (continued)